Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of April 6, 2020, is between Q BIOMED INC., a company incorporated under the laws of the State of Nevada, with headquarters located at 366 Madison Ave, 3rd Floor, New York, NY, 10022 (the “Company”), and YA II PN, Ltd., a Cayman Islands exempt limited partnership (the “Buyer”).

WITNESSETH

WHEREAS, the Buyer is the holder of (i) a convertible debenture issued on November 1, 2018 in the original principal amount of $2,000,000 and designated as “QBIO-5,” (“Debenture 5”). As of the date hereof, the aggregate outstanding balance owed under Debentures 5 is $765,656.23 consisting of $765,000 of principal and $656.23 of accrued and unpaid interest thereon.

WHEREAS, the Buyer is the holder of a convertible debenture issued on October 11, 2019 in the original principal amount of $500,000 and designated as “QBIO-6” (“Debenture 6”). As of the date hereof, the aggregate outstanding balance owed under Debenture 6 is $513,561.64 consisting of $500,000 of principal and $13,561.64 of accrued and unpaid interest thereon.

WHEREAS, the Buyer is the holder of (i) a convertible debenture issued on December 6, 2019 in the original principal amount of $1,000,000 and designated as “QBIO-7,” and (ii) a convertible debenture issued on January 15, 2020 in the original principal amount of $1,000,000 and designated as “QBIO-8” (collectively, “Debentures 7/8”). As of the date hereof, the aggregate outstanding balance owed under Debentures 7/8 is $2,031,342.47 consisting of $2,000,000 of principal and $31,342.47 of accrued and unpaid interest thereon.

WHEREAS, the Board of Directors of the Company (the “Board”) has authorized the issuance of a series of preferred stock of the Company consisting of 500,000 shares, $0.001 par value per share, designated as “Series A Convertible Preferred Stock” (each such share, a “Series A Preferred Share”) which are convertible into common stock of par value $0.001 of the Company (the “Common Stock”) pursuant to the terms and conditions of the Certificate of Designation of the Rights, Preferences and Privileges of Series A Convertible Preferred Shares (“Series A Certificate”) attached hereto as Exhibit A.

WHEREAS, the Board has authorized the issuance of a series of preferred stock of the Company consisting of 1,000,000 shares, $0.001 par value per share, designated as “Series B Convertible Preferred Stock” (each such share, a “Series B Preferred Share”) which shall be convertible into Common Stock pursuant to the terms and conditions of the Certificate of Designation of the Rights, Preferences and Privileges of Series B Convertible Preferred Shares (“Series B Certificate”) attached hereto as Exhibit B.

WHEREAS, the Company and the Buyer desire to enter into this transaction (A) for the exchange of (i) Debentures 5 for 76,566 validly issued, fully paid, and non-assessable Series A Preferred Shares of the Company, (ii), Debentures 6 for up to 51,432 validly issued, fully paid, and non-assessable Series A Preferred Shares of the Company, and (iii) Debentures 7/8 for 203,134 validly issued, fully paid, and non-assessable Series B Preferred Shares of the Company, and (B) for the Company to issue and sell and the Buyer to purchase (i) 100,000 validly issued, fully paid, and non-assessable Series A Preferred Shares of the Company, and (ii) 300,000 validly issued, fully paid, and non-assessable Series B Preferred Shares of the Company, in each case pursuant to an applicable exemption from registration under the rules and as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, on the date hereof the parties shall enter into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agrees to file a registration statement on Form S-1 to register the resale of the Conversion Shares by the Buyer.

WHEREAS, the Series A Preferred Shares, the Series B Preferred Shares, and the shares of Common Stock underlying the Series A Preferred Shares and the Series B Preferred Shares ((as converted, the “Conversion Shares”) are collectively referred to herein as the “Securities.”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF PREFFERED STOCK.

(a)            Exchange of Debentures for the Preferred Shares. On the date hereof (or such other date as may be mutually agreed to by the parties, such date being the “First Closing Date”), upon the terms and subject to the conditions set forth herein, (i) the Company agrees to issue to the Buyer 76,566 Series A Preferred Shares solely in exchange for the surrender and cancellation of Debenture 5 by the Buyer, and for no additional consideration, and (ii) the Company agrees to issue to the Buyer 203,134 Series B Preferred Shares solely in exchange for the surrender and cancellation of Debentures 7/8 by the Buyer, and for no additional consideration.

(b)            Exchange of Debenture 6 for the Preferred Shares. On or before April 17, 2020 (or such other date as may be mutually agreed to by the parties, such date being the “Debenture 6 Closing Date”), at the option of the Buyer, upon the terms and subject to the conditions set forth herein the Company agrees to issue to the Buyer up to 51,432 Series A Preferred Shares solely in exchange for the surrender and cancellation of Debenture 6 by the Buyer, and for no additional consideration, provided however, in the event that the Buyer has converted a portion of Debenture 6 into Common Stock, then the conversion of the remaining outstanding balance of Debenture 6 shall be exchanged for Series A Preferred Shares on a pro rata basis. The Buyer agrees that in the event that all debt obligations owed to Chicago Ventures has been extinguished on or before April 17, 2020, then subject to the terms and conditions herein, the Buyer shall be compelled to exchange any remaining unconverted portion of Debenture 6 for Series A Preferred Shares.

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(c)            Closing of Purchase and Sale of Preferred Shares.

(i)            On the First Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Buyer agrees to purchase, 100,000 Series A Preferred Shares at a price of $10 per share and 100,000 Series B Preferred Shares at a price of $10 per share, for an aggregate purchase price of $2,000,000. The purchase price shall be paid to the Company as set forth on the Closing Statement. The Company shall deliver to the Buyer the Series A Preferred Shares and the Series B Preferred Shares and the Company and the Purchaser shall deliver the other items set forth in Section 1(d) deliverable on the First Closing Date. Upon satisfaction of the covenants and conditions set forth in Sections 1(e), the closing shall occur at the offices of Buyer or such other location as the parties shall mutually agree.

(ii)           On April 17, 2020 (or such other date as may be mutually agreed to by the parties, such date being the “Second Closing Date”), upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Buyer agrees to purchase, 200,000 Series B Preferred Shares at a price of $10 per share, for an aggregate purchase price of $2,000,000. The purchase price shall be paid to the Company as set forth on the Closing Statement. The Company shall deliver to the Buyer the Series B Preferred Shares and the Company and the Buyer shall deliver the other items set forth in Section 1(d) deliverable on the Second Closing Date. Upon satisfaction of the covenants and conditions set forth in Sections 1(e), the closing shall occur at the offices of Buyer or such other location as the parties shall mutually agree.

(d)            Closing Deliverables.

On the First Closing Date, the Company shall deliver or cause to be delivered to the Buyer the following: (i) this Agreement and the Closing Statement duly executed by the Company, (ii) 176,566 Series A Preferred Shares and 303,134 Series B Preferred Shares, duly issued to the Buyer and registered in the name of the Buyer on the books and records of the Company. On or prior to the First Closing Date, the Buyer shall deliver or cause to be delivered to the Company the following: (i) this Agreement and the Closing Statement duly executed by the Buyer, (ii) the purchase price for the 176,566 Series A Preferred Shares and 303,134 Series B Preferred Shares set forth in Section 1(a) and 1(c)(i) above, less any deductions that may be agreed upon by the Company and the Buyer in the Closing Statement, by wire transfer to the Company, and (iii) Debenture 5 and Debentures 7/8 for cancellation.

On the Debenture 6 Closing Date, the Company shall deliver or cause to be delivered to the Buyer the following: (i) up to 51,432 Series A Preferred duly issued to the Buyer and registered in the name of the Buyer on the books and records of the Company. On or prior to the Debenture 6 Closing Date, the Buyer shall deliver or cause to be delivered to the Company the following: (i) the purchase price for the Series A Preferred Shares so issued pursuant to Section 1(b) above, less any deductions that may be agreed upon by the Company and the Buyer in the Closing Statement, by wire transfer to the Company, and (iii) Debenture 6 for cancellation.

On the Second Closing Date, the Company shall deliver or cause to be delivered to the Buyer the following 200,000 Series B Preferred Shares, duly issued to the Buyer and registered in the name of the Buyer on the books and records of the Company and the Buyer shall deliver or cause to be delivered to the Company the ) the purchase price for the 200,000 Series B Preferred Shares set forth in Section 1(c)(ii) above, less any deductions that may be agreed upon by the Company and the Buyer in the Closing Statement, by wire transfer to the Company.

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(e)            Closing Conditions.

The obligations of the Company hereunder in connection with the closings on the First Closing Date, the Debenture 6 Closing Date, and the Second Closing Date (each, a “Closing Date”) are subject to the following conditions being met: (i) the accuracy in all material respects on each Closing Date of the representations and warranties of the Buyer contained herein (unless as of a specific date therein in which case they shall be accurate as of such date), (ii) all obligations, covenants and agreements of the Buyer required to be performed at or prior to the each Closing Date shall have been performed; and, (iii) the delivery by the Buyer of the items set forth in Section 1(d) of this Agreement.

The obligations of the Buyer hereunder in connection with the closings on each Closing Date are subject to the following conditions being met: (i) the accuracy in all material respects on each Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date), (ii) the delivery by the Company of the items set forth in Section 1(d) of this Agreement; (iii) the Buyer shall have received the opinion of Ortoli Rosenstadt LLP, the Company's counsel, dated as of the First Closing Date, in the form reasonably acceptable to the Buyer, (iv) the Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any, (v) the Buyer shall have received evidence of the approval of the Board in a form satisfactory to the Buyer for the transactions contemplated hereby, (vi) the Series A Certificate and the Series B Certificate shall have been approved by the Board and filed with the Secretary of State of the State of Nevada, (vii) there shall have been no Material Adverse Effect with respect to the Company since the date hereof, (viii) in respect of the second closing, the daily VWAP of the Common Stock during each of the five (5) consecutive Trading Days immediately prior to the Second Closing Date shall be at least $1.50, and (ix) from the date hereof to each Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to each Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak, epidemic, or pandemic of disease or infection, or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Buyer, makes it impracticable or inadvisable to purchase the Securities at such closing.

(f)            Fees. On the First Closing Date, the Company shall pay to YA Global II SPV, LLC (as designee of the Purchaser) a legal fee of $15,000, which shall be deducted from the gross proceeds as set forth in the Closing Statement.

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2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company that, as of the date hereof and as of each Closing Date:

(a)            Investment Purpose. The Buyer is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b)            Accredited Investor Status. The Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(c)            Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(d)            Information. The Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Securities, which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)            Transfer or Resale. The Buyer understands that: (i) the Securities and the Underlying Shares have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities or Underlying Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) the Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities or Underlying Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case following the applicable holding period set forth therein; and (ii) any sale of the Securities or Underlying Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities or Underlying Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

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(f)             Legends. The Buyer agrees to the imprinting, so long as it is required by this Section 2(f), of a restrictive legend on the Securities or Underlying Shares in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Certificates evidencing the Conversion Shares shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Conversion Shares pursuant to Rule 144, (iii) if such Conversion Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Buyer agrees that the removal of restrictive legend from certificates representing Securities or Underlying Shares as set forth in this Section 3(f) is predicated upon the Company’s reliance that the Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

(g)            Organization; Authority. The Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

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(h)            Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and shall constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i)             No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

(j)             Certain Trading Activities. The Buyer hereby agrees that it shall not directly or indirectly, engage in any Short Sales involving the Company’s securities during the period commencing on the date hereof and ending when no Securities remain outstanding. "Short Sales" means all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (as defined below). The Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules and regulations and the Buyer acknowledges that the responsibility of compliance with any such federal or state securities laws, rules and regulations is solely the responsibility of the Buyer.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to the Buyer as of each Closing Date:

(a)            Organization and Qualification. The Company and each of its Subsidiaries are entities duly formed, validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiary, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below). “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”.

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(b)            Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Series A Preferred Shares and the Series B Preferred Shares, and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Series A Preferred Shares and the Series B Preferred Shares) have been duly authorized by the Company's Board and no further filing, consent or authorization is required by the Company, its Board or its stockholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Registration Rights Agreement, and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)            Issuance of Securities. The issuance of the Series A Preferred Shares, the Series B Preferred Shares, and the Conversion Shares are duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents the Series A Preferred Shares and the Series B Preferred Share shall be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of each Closing Date, the Company shall have reserved from its duly authorized capital stock not less than (i) the maximum number of shares of Common Stock issuable upon conversion of all the Series A Preferred Shares and the Series B Preferred Shares (assuming for purposes hereof that (x) such preferred share are convertible into the maximum number of Common Shares possible, (y) any such conversion shall not take into account any limitations on the conversion of the Series A Preferred Shares, the Series B Preferred Shares set forth therein, including any floor price). Upon issuance or conversion in accordance with the Series A Preferred Shares or the Series B Preferred Shares, the Conversion Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

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(d)            No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Series A Preferred Shares, the Series B Preferred Shares, and the reservation for issuance of the Conversion Shares) will not (i) result in a violation of the Articles of Incorporation (as defined below), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company's incorporation or in which it or its subsidiaries operate and the rules and regulations of the OTC QB (the “Principal Market”) and including all applicable laws, rules and regulations of the State of Nevada) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(e)            Consents. The Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies and any filings as may be required by the Principal Market), any Governmental Entity (as defined below) or any regulatory or selfregulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the each Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The Company has notified the Principal Market of the issuance of all of the Securities hereunder, which does not require obtaining the approval of the stockholders of the Company or any other Person or Governmental Entity, and the Principal Market has completed its review of the related Listing of Additional Share form. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasigovernmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multinational organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

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(f)            Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g)            No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(h)            Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges its obligation to issue the Conversion Shares upon conversion of the Series A Preferred Shares and the Series B Preferred Shares in accordance with this Agreement and the Series A Certificate or the Series B Certificate is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

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(i)             Application of Takeover Protections; Rights Agreement. The Company and its Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar antitakeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

(j)            SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal yearend audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to any of the Buyers which is not included in the SEC Documents (including, without limitation, information in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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(k)            Absence of Certain Changes. Since the date of the Company's most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company's most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(l)             No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur specific to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that has not been publicly disclosed and would reasonably be expected to have a Material Adverse Effect.

(m)            Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Articles of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations which would not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the one year prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market, which has not been publicly disclosed. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

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(n)            Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee, nor any other person acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA) or any other applicable antibribery or anti corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose, in violation of applicable law, of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(o)            Equity Capitalization.

(i)            Definitions:

(A)            “Common Stock” means (x) the Company's shares of common stock, par value $0.001 per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

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(B)            “Preferred Stock” means (v) the Company's blank check preferred stock, par value $0.001 per share, the terms of which may be designated by the board of directors of the Company in a statement of designations, (w) the Company’s Series A Preferred Shares, the terms of which are designated by the Series A Certificate, (x) the Company’s Series B Preferred Shares, the terms of which are designated by the Series B Certificate, and (y) any capital stock into which any preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such Certificate of Designations).

(ii)           Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 250,000,000 shares of Common Stock, of which, 22,468,185 are issued and outstanding, (B) 500,000 Series A Preferred Shares, none of which are issued and outstanding, (C) 1,000,000 Series B Preferred Shares, none of which are issued and outstanding, and (E) 98,500,000 shares of blank check preferred stock, none of which are issued and outstanding.

(iii)          Valid Issuance; Available Shares. All of such outstanding shares are duly authorized and have been validly issued and are fully paid and nonassessable.

(iv)          Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company's or any Subsidiary's shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities; and (G) neither the Company nor any Subsidiary has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement.

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(v)            Organizational Documents. The Company has furnished to the Buyers or filed on EDGAR true, correct and complete copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company's bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Convertible Securities and the material rights of the holders thereof in respect thereto.

(p)            Litigation. Except as disclosed in the SEC Documents, there is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, selfregulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company's or its Subsidiaries' officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would reasonably be expected to result in a Material Adverse Effect. After reasonable inquiry of its employees, the Company is not aware of any event which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is the subject of any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to result in a Material Adverse Effect.

(q)            Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. In accordance with the previous sentence, the Company currently maintains no insurance policies. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(r)             Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

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(s)            Registration Eligibility. The Company is eligible to register the resale of the Conversion Shares by the Buyers using Form S-1 promulgated under the 1933 Act.

(t)             Shell Company Status. The Company is not, but was until January 8, 2016, an issuer identified in, or subject to, Rule 144(i).

(u)            Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and nonU.S. antimoney laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs (“Sanctions Programs”) administered by the U.S. Office of Foreign Assets Control (“OFAC”), including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, "Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism" (66 Fed. Reg. 49079 (2001)); and any regulations contained in 31 CFR, Subtitle B, Chapter V.

(v)            Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries, taken as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Buyers have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company's best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

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(w)            No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(x)             Private Placement. Assuming the accuracy of the Buyer’s representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyer as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Primary Market.

4.	COVENANTS.

(a)            Reporting Status. Until the date on which the Buyers shall have sold all of the Underlying Securities, as defined below, (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(b)            Use of Proceeds. The Company will use the proceeds from the sale of the Securities hereunder for working capital and other general corporate purposes. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocker Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions Programs, or (ii) in any other manner that will result in a violation of Sanctions Programs.

(c)            Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Securities (as defined below) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Underlying Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Market, the Nasdaq Global Select Market, the OTCQX or the OTCQB (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c). “Underlying Securities” means the (i) the Conversion Shares, and (ii) any common stock of the Company issued or issuable with respect to the Series A Preferred Shares, the Series B Preferred Shares, or the Conversion Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged without regard to any limitations on conversion of the Series A Preferred Shares or the Series B Preferred Shares.

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(d)            Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(e)            Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction required to be filed (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, nonpublic information (if any) provided to the Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Buyer (which may be granted or withheld in the Buyer's sole discretion).

(f)             Reservation of Shares. So long as any of the Series A Preferred Shares or Series B Preferred Shares remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the maximum number of shares of Common Stock issuable upon conversion of all Series A Preferred Shares or Series B Preferred Shares then outstanding (assuming for purposes hereof that (x) such preferred share are convertible into the maximum number of Common Shares possible, (y) any such conversion shall not take into account any limitations on the conversion of the Series A Preferred Shares or the Series B Preferred Shares set forth therein, including any floor price) (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(g) be reduced other than proportionally in connection with any conversion and/or redemption, or reverse stock split. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, and obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserved Amount.

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(g)            Piggy-Back Registration. If at any time there is not an effective Registration Statement covering the resale of all of the Conversion Shares and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Buyer a written notice of such determination and, if within fifteen (15) days after the date of such notice, any such Buyer shall so request in writing, the Company shall include in such registration statement all or any part of such Conversion Shares, subject to applicable rules and regulations, such Buyer requests to be registered; provided, however, that, the Company shall not be required to register any Conversion Shares pursuant to this Section that are eligible for resale pursuant to Rule 144 or that are the subject of a then effective Registration Statement.

(h)            Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(i)             For the period beginning on the date hereof and ending on the earlier to occur of (a) the liquidation value of the outstanding Series B Preferred Shares (as calculated pursuant to the Series B Certificate) and the liquidation value of the outstanding shares of Series A Preferred Convertible Stock (as calculated pursuant to the Series A Certificate) is less than $1,000,000, or (b) the Forced Conversion Conditions have been met, unless the holders of at least a majority of both the then outstanding Series A Preferred Shares and Series B Preferred Shares shall have given prior written consent, the Company shall not, and shall not permit any of its Subsidiaries (whether or not a subsidiary on the date hereof) to, directly or indirectly (i) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, (ii) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any lien, security interest, option or other charge or encumbrance of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, (iii) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the holders of the Series A Preferred Shares or Series B Preferred Shares, or issue any Series A Preferred Shares or Series B Preferred Shares, other than to Chicago Ventures on terms substantially similar to the terms set forth herein, (iv) create any shares, issue and shares, or reclassify any existing shares into any series of shares, senior to or on parity with the of the Series A Preferred Shares or Series B Preferred Shares as to liquidation, dividends, conversion, or redemption rights, or (v) merge, consolidate, sell, or lease back of 25% or more of the assets of the Company or any subsidiary, or other transaction in which greater than 25% of the voting control of the Company is transferred, or any transaction which results in the Company becoming privately held.

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“Permitted Indebtedness” shall having the meaning given it in the Series B Certificate.

“Permitted Liens” shall having the meaning given it in the Series B Certificate.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)            Register. The Company shall maintain at its principal executive offices or with the Transfer Agent (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Series A Preferred Shares and Series B Preferred Shares in which the Company shall record the name and address of the Person in whose name the Series A Preferred Shares or Series B Preferred Shares have been issued (including the name and address of each transferee), and the number of Series A Preferred Shares or Series B Preferred Shares held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Buyer or its legal representatives.

(b)            Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer or in connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement.

6.	TERMINATION.

In the event that the First Closing Date shall not have occurred within five (5) days of the date hereof, then the Buyer shall have the right to terminate its obligations under this Agreement at any time on or after the close of business on such date without liability of the Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 6 shall not be available to the Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of the Buyer's breach of this Agreement and (ii) the abandonment of the sale and purchase of the Securities shall be applicable only to the Buyer by providing written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse the Buyer for the expenses described herein. Nothing contained in this Section 6 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

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7.	MISCELLANEOUS.

(a)            Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)            Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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(c)            Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)            Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(e)            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

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If to the Company, to:	Q Biomed Inc.
c/o Ortoli Rosenstadt 366 Madison Avenue, 3rd Floor New York, NY 10017 Telephone: 212-588-0022 Attention: William Rosenstadt E-Mail: wsr@orllp.legal

With Copy to:	Denis Corin 10 Market Street Suite 427 Grand Cayman KY1-9006 Cayman Islands Email: dcorin@qbiomed.com

If to a Buyer, to its address and email address set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

With copy to:	David Fine, Esq. c/o Yorkville Advisors Global, LP 1012 Springfield Avenue Mountainside, NJ 07092 Email: legal@yorkvilleadvisors.com or to such other address, email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender's e-mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively

(f)            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Series A Preferred Shares or Series B Preferred Shares (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by the Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. In connection with any transfer of any or all of its Securities, a Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.

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(g)            Indemnification.

(i)            In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) any disclosure properly made by such Buyer pursuant to Section 4(f), or (D) the status of such Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(ii)           Promptly after receipt by an Indemnitee under this Section 7(g) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 7(g), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 7(g), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

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(iii)          The indemnification required by this Section 7(g) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills supporting the Indemnified Liabilities are received by the Company.

(iv)          The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

(h)            No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

Q BIOMED INC.

By:
Name:	Denis Corin
Title:	President

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IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

YA II PN, Ltd.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

By:
Name:
	Title:	Member

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EXHIBIT A

SERIES A CERTIFICATE OF DESIGNATIONS

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EXHIBIT B

SERIES B CERTIFICATE OF DESIGNATIONS

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